                                                                 EXHIBIT 12.1(a)

WEYERHAEUSER COMPANY AND SUBSIDIARIES
COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
(Dollar Amounts in Thousands)


                                                                          THIRTY-NINE
                                                                          WEEKS ENDING
                                                                   ----------------------------
                                                                    SEPT. 30,        SEPT. 24,
                                                                      2001              2000            2000             1999
                                                                   -----------      -----------      -----------      -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................    $   924,902      $ 1,272,010      $ 1,677,577      $ 1,276,905
     Add interest portion of rental expense ...................         34,056           30,936           42,063           27,515
                                                                   -----------      -----------      -----------      -----------

     Available earnings before cumulative effect of a
      change in an accounting principle .......................    $   958,958      $ 1,302,946      $ 1,719,640      $ 1,304,420
                                                                   ===========      ===========      ===========      ===========

Fixed charges:
     Interest expense incurred:
       Weyerhaeuser Company and subsidiaries
         excluding Weyerhaeuser Real Estate Company,
         Weyerhaeuser Financial Services, Inc. and
         Gryphon Investments of Nevada, Inc.
         and their subsidiaries ...............................    $   265,637      $   257,887      $   352,341      $   274,599
       Weyerhaeuser Real Estate Company and
         consolidated subsidiaries ............................         48,922           50,022           67,733           58,434
       Weyerhaeuser Financial Services, Inc.
         and consolidated subsidiaries ........................          5,619           11,410           15,823           16,002
       Gryphon Investments of Nevada, Inc. ....................              0                0                0                0
                                                                   -----------      -----------      -----------      -----------

                 Subtotal .....................................        320,178          319,319          435,897          349,035
       Less intercompany interest .............................            822              865              568            2,230
                                                                   -----------      -----------      -----------      -----------

       Total interest expense incurred ........................        319,356          318,454          435,329          346,805
                                                                   -----------      -----------      -----------      -----------

       Amortization of debt expense ...........................          2,903            2,489            3,331            3,957
                                                                   -----------      -----------      -----------      -----------

       Rental expense:
         Weyerhaeuser Company and consolidated
           subsidiaries .......................................         95,405           85,973          117,307           74,918
         Weyerhaeuser Real Estate Company and
           consolidated subsidiaries ..........................          6,763            6,760            8,779            7,473
         Weyerhaeuser Financial Services, Inc.
           and consolidated subsidiaries ......................              0               75              103              154
         Gryphon Investments of Nevada, Inc. ..................              0                0                0                0
                                                                   -----------      -----------      -----------      -----------

                                                                       102,168           92,808          126,189           82,545
                                                                   -----------      -----------      -----------      -----------

         Interest portion of rental expense ...................         34,056           30,936           42,063           27,515
                                                                   -----------      -----------      -----------      -----------


           Fixed charges ......................................    $   356,315      $   351,879      $   480,723      $   378,277
                                                                   ===========      ===========      ===========      ===========

     Ratio of earnings to fixed charges .......................           2.69             3.70             3.58             3.45
                                                                   ===========      ===========      ===========      ===========






                                                                       1998             1997             1996
                                                                    -----------      -----------      -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................     $   756,715      $   900,886      $ 1,089,493
     Add interest portion of rental expense ...................          23,698           24,321           22,023
                                                                    -----------      -----------      -----------

     Available earnings before cumulative effect of a
      change in an accounting principle .......................     $   780,413      $   925,207      $ 1,111,516
                                                                    ===========      ===========      ===========

Fixed charges:
     Interest expense incurred:
       Weyerhaeuser Company and subsidiaries
         excluding Weyerhaeuser Real Estate Company,
         Weyerhaeuser Financial Services, Inc. and
         Gryphon Investments of Nevada, Inc.
         and their subsidiaries ...............................     $   260,014      $   267,644      $   269,927
       Weyerhaeuser Real Estate Company and
         consolidated subsidiaries ............................          60,546           69,165           65,402
       Weyerhaeuser Financial Services, Inc.
         and consolidated subsidiaries ........................          21,311           40,447           66,516
       Gryphon Investments of Nevada, Inc. ....................               0                0                0
                                                                    -----------      -----------      -----------

                 Subtotal .....................................         341,871          377,256          401,845
       Less intercompany interest .............................          13,753              407           (1,707)
                                                                    -----------      -----------      -----------

       Total interest expense incurred ........................         328,118          376,849          403,552
                                                                    -----------      -----------      -----------

       Amortization of debt expense ...........................           3,595            3,225            3,237
                                                                    -----------      -----------      -----------

       Rental expense:
         Weyerhaeuser Company and consolidated
           subsidiaries .......................................          65,508           66,008           50,477
         Weyerhaeuser Real Estate Company and
           consolidated subsidiaries ..........................           5,361            3,848            4,020
         Weyerhaeuser Financial Services, Inc.
           and consolidated subsidiaries ......................             225            3,107           11,573
         Gryphon Investments of Nevada, Inc. ..................               0                0                0
                                                                    -----------      -----------      -----------

                                                                         71,094           72,963           66,070
                                                                    -----------      -----------      -----------

         Interest portion of rental expense ...................          23,698           24,321           22,023
                                                                    -----------      -----------      -----------


           Fixed charges ......................................     $   355,411      $   404,395      $   428,812
                                                                    ===========      ===========      ===========

     Ratio of earnings to fixed charges .......................            2.20             2.29             2.59
                                                                    ===========      ===========      ===========

                                                                 EXHIBIT 12.1(b)

WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE COMPANY, WEYERHAEUSER FINANCIAL SERVICES, INC. AND GRYPHON INVESTMENTS OF NEVADA, INC. SUBSIDIARIES ACCOUNTED FOR ON THE EQUITY METHOD, BUT EXCLUDING THE UNDISTRIBUTED EARNINGS OF THOSE SUBSIDIARIES

COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
(Dollar Amounts in Thousands)


                                                                          THIRTY-NINE
                                                                          WEEKS ENDING
                                                                  -----------------------------
                                                                   SEPT. 30,         SEPT. 24,
                                                                     2001              2000              2000              1999
                                                                  -----------       -----------       -----------       -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................   $   792,706       $ 1,264,761       $ 1,658,343       $ 1,232,822
     Add interest portion of rental expense ...................        31,802            28,658            39,102            24,973
                                                                  -----------       -----------       -----------       -----------
                                                                      824,508         1,293,419         1,697,445         1,257,795
                                                                  -----------       -----------       -----------       -----------

     Deduct undistributed earnings of equity affiliates .......       (33,498)          (22,801)          (24,021)          (20,456)
                                                                  -----------       -----------       -----------       -----------

     Deduct undistributed earnings before income
       taxes of Weyerhaeuser Real Estate Company,
       Weyerhaeuser Financial Services, Inc. and
       Gryphon Investments of Nevada, Inc.
       and their subsidiaries:
          Deduct pretax earnings ..............................      (206,464)         (181,421)         (259,449)         (189,885)
          Addback dividends paid to Weyerhaeuser ..............        30,000                 0                 0           100,000
                                                                  -----------       -----------       -----------       -----------
                Undistributed earnings ........................      (176,464)         (181,421)         (259,449)          (89,885)
                                                                  -----------       -----------       -----------       -----------


     Available earnings before cumulative effect of a change
       in an accounting principle .............................   $   614,546       $ 1,089,197       $ 1,413,975       $ 1,147,454
                                                                  ===========       ===========       ===========       ===========


Fixed charges:

     Interest expense incurred ................................   $   265,637       $   257,887       $   352,341       $   274,599
     Amortization of debt expense .............................         2,903             2,489             3,331             3,957
     Interest portion of rental expense .......................        31,802            28,658            39,102            24,973
                                                                  -----------       -----------       -----------       -----------
          Fixed charges .......................................   $   300,342       $   289,034       $   394,774       $   303,529
                                                                  ===========       ===========       ===========       ===========

     Ratio of earnings to fixed charges .......................          2.05              3.77              3.58              3.78
                                                                  ===========       ===========       ===========       ===========







                                                                      1998              1997              1996
                                                                   -----------       -----------       -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................    $   719,026       $   795,637       $   972,405
     Add interest portion of rental expense ...................         21,836            22,003            16,826
                                                                   -----------       -----------       -----------
                                                                       740,862           817,640           989,231
                                                                   -----------       -----------       -----------

     Deduct undistributed earnings of equity affiliates .......        (29,893)           (2,729)                0
                                                                   -----------       -----------       -----------

     Deduct undistributed earnings before income
       taxes of Weyerhaeuser Real Estate Company,
       Weyerhaeuser Financial Services, Inc. and
       Gryphon Investments of Nevada, Inc.
       and their subsidiaries:
          Deduct pretax earnings ..............................       (124,422)         (111,280)          (43,555)
          Addback dividends paid to Weyerhaeuser ..............        190,000           150,000                 0
                                                                   -----------       -----------       -----------
                Undistributed earnings ........................         65,578            38,720           (43,555)
                                                                   -----------       -----------       -----------


     Available earnings before cumulative effect of a change
       in an accounting principle .............................    $   776,547       $   853,631       $   945,676
                                                                   ===========       ===========       ===========


Fixed charges:

     Interest expense incurred ................................    $   260,014       $   267,644       $   269,927
     Amortization of debt expense .............................          3,595             3,225             3,237
     Interest portion of rental expense .......................         21,836            22,003            16,826
                                                                   -----------       -----------       -----------
          Fixed charges .......................................    $   285,445       $   292,872       $   289,990
                                                                   ===========       ===========       ===========

     Ratio of earnings to fixed charges .......................           2.72              2.91              3.26
                                                                   ===========       ===========       ===========